                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VNV SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                  [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you
received a proxy in April. The merger      DENNIS J. MCDONNELL AND DON G. POWELL
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    The New York state economy experienced steady growth, although its pace lagged the national growth rate. The state had some success in controlling spending, but this did not eliminate fears of future budget deficits, due in part to tax cuts. The state's budget process, which has resulted in late budget agreements for 13 consecutive years, remains dysfunctional.

FUND STRATEGY

    In managing the Trust, we maintained a "barbell" approach to credit quality, which means we invested in both the highest and lowest levels of the investment grade rating spectrum. Investing at both ends of the rating spectrum helps to balance the portfolio's volatility to interest rate movements. AAA-rated securities have tended to perform better when interest rates are declining and provide the potential for safety of principal. They are also extremely liquid because most are insured bonds. BBB-rated and non-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income. As of April 30, approximately 36 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, and approximately 44 percent were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. In addition, approximately 9 percent of long-term investments were rated AA, and approximately 11 percent were rated A.

 Portfolio Composition by Credit Quality
As a Precentage of Long-Terms Investments as of April 30, 1997


AAA............................ 36.4%
AA.............................  8.5%
A.............................. 10.9%
BBB............................ 44.2%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poors, the Moody's rating is used.


    Assets were balanced between premium securities and discount bonds. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) When interest rates are rising, as they were throughout most of the period, premium bonds tend to be less volatile than discount bonds.
    Portfolio turnover was minimal due to limited opportunities to purchase bonds that had the potential for price appreciation. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained

                                                         Continued on page three
narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the credit risk of purchasing additional lower-rated securities.
    We were able to enhance the yield and call protection of the Trust by selling several low-yielding bonds that faced calls in the near term, and purchasing high-yielding securities with longer call protection. In other words, we hope to lessen the concentration of bonds that can be called at any one time. When buying new securities for the portfolio, we use a "bottom-up" approach, attempting to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. In addition, we seek to maintain a well-diversified selection of securities, especially among the lower-rated bonds, in order to minimize credit risk.
    We shortened the Trust's duration during this period of rising interest rates in order to potentially reduce its volatility. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 8.07 years compared to 8.16 years for the Lehman Brothers New York Municipal Bond Index benchmark.

Six-month Dividend History
For the Perod Ended Apri 30, 1997


                       Distribution per Share
                       ----------------------
Nov 1996...............         $.0550
Dec 1996...............         $.0600
Jan 1997...............         $.0600
Feb 1997...............         $.0600
Mar 1997...............         $.0600
Apr 1997...............         $.0600

The dividend history represents past perfromance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital New York Value Municipal Income Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 5.20 percent(1). The Trust offered a tax-exempt distribution rate of 6.06 percent(3), based on the closing common stock price of $11.875 per share on April 30, 1997. Because income from the Trust is exempt from federal and New York state income taxes, this distribution rate represents a yield equivalent to a taxable investment

                                                          Continued on page four
earning 10.20 percent(4) (for investors in the combined federal and state income tax bracket of 40.6 percent). At the end of the reporting period, the closing share price of the Trust traded at a 17 percent discount to its net asset value of $14.30.
    The earnings of the Trust exceeded the distribution rate and, as a result, the Board of Trustees approved an increase in its monthly dividend from $0.055 to $0.060 per common share, payable December 31, 1996.

Top Five Portfolio Industry Holdings by Sector as of April 30, 1997 *

    General Purpose..................................   20.0%
    Health Care......................................   14.3%
    Higher Education.................................   12.4%
    Public Building..................................    9.4%
    Transportation...................................    8.2%

    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

       VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VNV)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    5.20%
Six-month total return based on NAV(2)....................    1.38%


DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.06%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.20%

SHARE VALUATIONS

Net asset value...........................................  $ 14.30
Closing common stock price................................  $11.875
Six-month high common stock price (03/07/97)..............  $12.250
Six-month low common stock price (04/04/97)...............  $11.375
Preferred share rate(5)...................................    3.90%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         NEW YORK  88.5%
$1,000   Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
         Insd)...........................................   5.250%  04/01/15  $    948,760
  465    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Mercy
         Hosp Buffalo Proj Ser A.........................   5.900   06/01/03       475,351
1,300    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Mercy
         Hosp Buffalo Proj Ser A.........................   6.250   06/01/10     1,307,852
  985    Groton, NY Cmnty Hlthcare Cent Inc Hlthcare Fac
         Rev Groton Cmnty Ser A (FHA Gtd)................   7.450   07/15/21     1,106,273
2,000    Islip, NY Res Recovery Agy (AMBAC Insd).........   7.250   07/01/11     2,326,480
1,675    Metropolitan Tran Auth NY Svc Contract Commuter
         Fac Ser P.......................................   5.750   07/01/15     1,611,869
1,100    Montgomery, Otsego & Schoharie Cntys, NY Solid
         Waste Mgmt Auth Solid Waste Sys Rev Ser B (MBIA
         Insd)...........................................   5.250   01/01/14     1,054,515
2,000    Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200   08/01/14     1,905,040
2,000    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj.............................   6.000   01/01/15     1,985,820
1,230    New York City Indl Dev Civic, YMCA Greater New
         York Proj.......................................   5.850   08/01/08     1,231,882
1,500    New York City Indl Dev Civic, YMCA Greater New
         York Proj.......................................   5.800   08/01/16     1,457,025
  190    New York City Ser A.............................   7.750   08/15/06       210,262
2,810    New York City Ser A (Prerefunded @ 08/15/01)....   7.750   08/15/06     3,175,581
4,000    New York City Ser A Rfdg........................   7.000   08/01/04     4,334,520
5,000    New York City Ser B (Embedded Cap) (b)..........   6.600   10/01/16     5,176,900
2,750    New York City Ser D.............................   6.500   02/15/06     2,907,960
1,500    New York City Ser E Rfdg (MBIA Insd)............   6.200   08/01/08     1,611,855
1,000    New York St Dorm Auth Rev Mental Hlth Svcs Fac
         Ser A...........................................   6.000   02/15/07     1,028,220
2,000    New York St Dorm Auth Rev City Univ Sys 3rd Genl
         Res 2 Rfdg......................................   6.000   07/01/05     2,068,900
1,000    New York St Dorm Auth Rev City Univ Sys Ser F...   5.000   07/01/20       858,330
2,500    New York St Dorm Auth Rev Cons City Univ Sys 2nd
         Genl Res Ser A..................................   5.750   07/01/13     2,477,725
1,500    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A...............................................   5.625   07/01/16     1,453,725
1,090    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A Rfdg..........................................   6.000   07/01/06     1,125,567
2,500    New York St Dorm Auth Rev Court Fac Lease Ser
         A...............................................   5.625   05/15/13     2,414,175
1,250    New York St Dorm Auth Rev Highland Cmnty Dev Ser
         B (Mandatory Tender @ 07/01/01).................   5.500   07/01/23     1,272,700
1,425    New York St Dorm Auth Rev Insd John T Mather Mem
         Hosp Rfdg (Connie Lee Insd).....................   6.500   07/01/08     1,553,806
1,000    New York St Dorm Auth Rev Insd John T Mather Mem
         Hosp Rfdg (Connie Lee Insd).....................   6.500   07/01/10     1,082,960

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$1,720   New York St Dorm Auth Rev Insd John T Mather Mem
         Hosp Rfdg (Connie Lee Insd).....................   6.500%  07/01/11  $  1,857,583
2,000    New York St Dorm Auth Rev March of Dimes Birth
         Defects Fndtn (AMBAC Insd)......................   5.600   07/01/12     2,004,760
1,425    New York St Dorm Auth Rev Upstate Cmnty Colleges
         Ser A...........................................   5.750   07/01/09     1,412,588
3,000    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Ser C (MBIA Insd)............   5.600   06/01/25     2,847,570
1,000    New York St Energy Resh & Dev Auth St Svc
         Contract Rev....................................   6.000   04/01/07     1,019,400
2,000    New York St Environmental Fac Corp St Wtr
         Pollutn Ctl Rev Ser E...........................   6.600   06/15/09     2,176,240
3,500    New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Mtg Ser A Rfdg (FHA Gtd)......   5.250   08/15/14     3,322,410
3,000    New York St Med Care Fac Fin Agy Rev Saint
         Peter's Hosp Proj Ser A (AMBAC Insd)............   5.375   11/01/20     2,810,160
2,000    New York St Mtg Agy Rev Homeowner Mtg Ser 42
         (FHA Gtd).......................................   6.400   10/01/20     2,047,600
1,995    New York St Mtg Agy Rev Homeowner Mtg Ser 52....   6.100   04/01/26     1,978,801
2,500    New York St Mtg Agy Rev Homeowner Mtg Ser 58....   6.400   04/01/27     2,548,525
1,000    New York St Thruway Auth Svc Contract Rev Loc
         Hwy & Brdg......................................   5.750   04/01/09       996,540
3,200    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg........................................   5.625   01/01/07     3,200,704
2,150    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser A Rfdg..................................   5.500   01/01/14     2,050,562
1,000    New York St Urban Dev Corp Rev Proj Pine
         Barrens.........................................   5.375   04/01/17       924,040
1,000    New York St Urban Dev Corp Rev St Fac Rfdg......   5.500   04/01/07       990,920
1,060    Niagara Falls, NY Wtr Treatment Plant (MBIA
         Insd)...........................................   7.250   11/01/10     1,229,314
  650    Niagara Falls, NY Wtr Treatment Plant (MBIA
         Insd)...........................................   7.000   11/01/14       719,413
2,000    Niagara, NY Frontier Tran Auth Arpt Greater
         Buffalo Intl Arpt Rev Ser B (AMBAC Insd)........   5.750   04/01/04     2,073,720
2,000    Port Auth NY & NJ Cons 97th Ser (FGIC Insd).....   6.650   01/15/23     2,131,860
1,575    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd)....................................   5.625   12/15/14     1,546,414
1,720    Westchester Cnty, NY Indl Dev Agy Arpt Fac Rev
         Westchester Arpt Assn Ser A.....................   5.950   08/01/24     1,721,221
                                                                              ------------
                                                                                89,774,398
                                                                              ------------


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         GUAM  4.2%
$2,500   Guam Arpt Auth Rev Ser B........................   6.400%  10/01/05  $  2,551,125
1,000    Guam Govt Ser A.................................   6.000   09/01/06     1,005,240
  650    Guam Pwr Auth Rev Ser A.........................   6.625   10/01/14       675,785
                                                                              ------------
                                                                                 4,232,150
                                                                              ------------
         PUERTO RICO  3.2%
3,000    Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd) (b).............................   5.730   07/01/21     3,228,780
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $94,056,791)(a).....................................................    97,235,328
SHORT-TERM INVESTMENTS  2.1%
  (Cost $2,100,000)(a)......................................................     2,100,000
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.................................     2,019,172
                                                                              ------------
NET ASSETS  100.0%..........................................................   101,354,500
                                                                              ============


(a) At April 30, 1997, cost of long- and short-term investments for federal income tax purposes is $96,156,791; the aggregate gross unrealized appreciation is $3,330,578 and the aggregate gross unrealized depreciation is $152,041, resulting in net unrealized appreciation of $3,178,537.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $94,056,791)
  (Note 1)..................................................    $ 97,235,328
Short-Term Investments (Cost $2,100,000)(a) (Note 1)........       2,100,000
Cash........................................................         694,915
Receivables:
  Interest..................................................       1,546,001
  Investments Sold..........................................          65,000
Unamortized Organizational Costs (Note 1)...................           4,985
Other.......................................................           1,507
                                                                 -----------
      Total Assets..........................................     101,647,736
                                                                 -----------
LIABILITIES:
Payables:
  Income Distributions -- Common and Preferred Shares.......          57,115
  Investment Advisory Fee (Note 2)..........................          53,811
  Administrative Fee (Note 2)...............................          16,557
  Affiliates (Note 2).......................................          10,457
Accrued Expenses............................................          95,541
Deferred Compensation and Retirement Plans (Note 2).........          59,755
                                                                 -----------
      Total Liabilities.....................................         293,236
                                                                 -----------
NET ASSETS..................................................    $101,354,500
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 800 issued with liquidation preference of $50,000
  per share) (Note 4).......................................    $ 40,000,000
                                                                 -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................          42,912
Paid in Surplus.............................................      62,940,596
Net Unrealized Appreciation on Investments..................       3,178,537
Accumulated Undistributed Net Investment Income.............         574,096
Accumulated Net Realized Loss on Investments................      (5,381,641)
                                                                 -----------
      Net Assets Applicable to Common Shares................      61,354,500
                                                                 -----------
NET ASSETS..................................................    $101,354,500
                                                                ------------
NET ASSET VALUE PER COMMON SHARE ($61,354,500 divided
  by 4,291,172 shares outstanding)..........................    $      14.30
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:

Interest....................................................  $ 2,916,359
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      328,943
Administrative Fee (Note 2).................................      101,219
Preferred Share Maintenance (Note 4)........................       60,353
Trustees Fees and Expenses (Note 2).........................       12,809
Custody.....................................................       11,312
Legal (Note 2)..............................................        5,792
Amortization of Organizational Costs (Note 1)...............        2,478
Other.......................................................       72,190
                                                              -----------
    Total Expenses..........................................      595,096
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,321,263
                                                                ---------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $   118,417
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................    4,094,487
  End of the Period.........................................    3,178,537
                                                              -----------
Net Unrealized Depreciation on Investments During the
  Period....................................................     (915,950)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............  $  (797,533)
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,523,730
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1997 and
                  the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended      Year Ended
                                                           April 30, 1997    October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  2,321,263       $  4,684,823
Net Realized Gain on Investments........................         118,417             28,285
Net Unrealized Appreciation/Depreciation on Investments
  During the Period.....................................        (915,950)           714,143
                                                            ------------       ------------
Change in Net Assets from Operations....................       1,523,730          5,427,251
                                                            ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................      (1,523,285)        (2,832,052)
  Preferred Shares......................................        (658,158)        (1,387,977)
                                                            ------------       ------------
Total Distributions.....................................      (2,181,443)        (4,220,029)
                                                            ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        (657,713)         1,207,222
NET ASSETS:
Beginning of the Period.................................     102,012,213        100,804,991
                                                            ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $574,096 and $434,276,
  respectively).........................................    $101,354,500       $102,012,213
                                                            ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                       April 30, 1993
                                                                                       (Commencement
                                       Six Months        Year Ended October 31,        of Investment
                                         Ended        -----------------------------    Operations) to
                                     April 30, 1997      1996      1995        1994   October 31, 1993
                                     -----------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a).......         $14.451   $14.170   $12.234     $15.612            $14.697
                                            -------   -------   -------     -------            -------
 Net Investment Income.............            .541     1.091     1.071       1.041               .375
 Net Realized and Unrealized
   Gain/Loss on Investments........           (.186)     .173     1.946      (3.182)              .888
                                            -------   -------   -------     -------            -------
Total from Investment Operations...            .355     1.264     3.017      (2.141)             1.263
                                            -------   -------   -------     -------            -------
Less:
 Distributions from and in Excess
   of Net Investment Income:
   Paid to Common Shareholders.....            .355      .660      .720        .839               .286
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........            .153      .323      .361        .228               .062
 Distributions from Net Realized
   Gain on Investments (Note 1):
   Paid to Common Shareholders.....             -0-       -0-       -0-        .142                -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........             -0-       -0-       -0-        .028                -0-
                                            -------   -------   -------     -------            -------
Total Distributions................            .508      .983     1.081       1.237               .348
                                            -------   -------   -------     -------            -------
Net Asset Value, End of the
 Period............................         $14.298   $14.451   $14.170     $12.234            $15.612
                                            -------   -------   -------     -------            -------
Market Price Per Share at End of
 the Period........................         $11.875   $11.625   $11.375     $10.250            $14.875
Total Investment Return at
 Market Price (b)..................            5.20%*    8.09%    18.15%     (25.74%)             1.09%*
Total Return at Net Asset Value
 (c)...............................            1.38%*    6.80%    22.35%     (15.99%)             6.01%*
Net Assets at End of the Period (In
 millions).........................          $101.4   $ 102.0    $100.8       $92.5             $107.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares............................            1.93%     1.95%     2.06%       1.88%              1.56%
Ratio of Expenses to Average Net
 Assets............................            1.18%     1.18%     1.20%       1.13%              1.17%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).................            5.40%     5.41%     5.38%       5.82%              4.13%
Portfolio Turnover.................              11%*      51%       77%         91%                43%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $5,500,058 which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $21,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,467,850 and $12,204,275, respectively.

4. PREFERRED SHARES
The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1997 was 3.90%. During the six months ended April 30, 1997, the rates ranged from 2.50% to 4.10%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

       VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.